Exhibit 10.9.5

Amendment

No. SG021306.S.025.S.003.A.003

between

AT&T Services, Inc.

and

Synchronoss Technologies, Inc.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025.S.003.A.003

AMENDMENT NO. 3

TO

ORDER NO. SG021306.S.025.S.003

After all Parties have signed, this Amendment No. 3 (the “Amendment”) is made effective as of the last date signed by a Party (“Effective Date”) and is between Synchronoss Technologies, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Order No. SG021306.S.025.S.003 on August 1, 2013, as previously amended (collectively the “Order”); and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

Add the Transaction Rate Cards and associated Up Sell / Cross Sell compensation rates attached hereto to Exhibit P-1- Price Chart(s), to be effective on the dates shown below:

1.TRANSACTION RATE CARD v33, EFFECTIVE ****;

2.TRANSACTION RATE CARD v34, EFFECTIVE ****; and

3.TRANSACTION RATE CARD v35, EFFECTIVE ****.

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

2
****Certain Information Has Been Omitted And Filed Separately With The Commission. Confidential Treatment Has Been Requested With Respect To The Omitted Portions.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025.S.003.A.003

[Signature Page Follows Immediately Hereafter]

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed, as of the Effective Date.

Synchronoss Technologies, Inc.	AT&T Services, Inc.

By:	By:

Printed Name:	Printed Name:	John M. Braly, C.P.M.

Title:	Title:	Sr. Contract Manager – Global Supply Chain

Date:	Date:

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

3

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025.S.003.A.003

****

Up Sell / Cross Sell Compensation Rates, Effective ****

Service	Rate	Service	Rate
****	****	****	****
****	****	****	****
****	****	****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

4
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025.S.003.A.003

****

Up Sell / Cross Sell Compensation Rates, Effective ****

Service	Rate
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

5
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025.S.003.A.003

****

Up Sell / Cross Sell Compensation Rates, Effective ****

Service	Rate
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

6
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.